UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2006
Countrywide Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8422	13-2641992
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
c/o Countrywide Financial Corporation,
4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(818) 225-3000
N/A
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On February 13, 2006, Countrywide Financial Corporation commenced its Medium-Term Note program, Series B, and in connection therewith entered into the Selling Agency Agreement attached hereto as Exhibit 99.1 with the agents listed therein.
Item 9.01.     Financial Statements and Exhibits.
(d)	Exhibits
99.1	Selling Agency Agreement, dated February 13, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Date: February 17, 2006	By:	/s/ SUSAN BOW
	Name:	Susan Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

EXHIBIT INDEX
Exhibit No.
99.1	Selling Agency Agreement, dated February 13, 2006

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